UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

Vincerx Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39244	83-3197402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Sheridan Avenue, Suite 400 Palo Alto, California	94306
(Address of principal executive offices)	(Zip Code)

(650) 800-6676

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VINC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 11, 2023, Vincerx Pharma, Inc. (the “Company”) issued a press release announcing financial results for its fiscal quarter ended March 31, 2023. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2023, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company approved an annual performance bonus program for 2023 (the “2023 Bonus Program”). The 2023 Bonus Program is designed to motivate, retain, attract and reward the Company’s employees, including its executive officers, through the payment of cash bonus awards based on the achievement of certain annual performance-based goals. Target bonuses for all employees, including executive officers, are based on a percentage of base salary. For 2023, the Compensation Committee approved target bonus percentages for the Company’s executive officers, including its named executive officers, equal to 35% of base salary for the Company’s Chief Executive Officer and 30% of their respective base salaries for the other executive officers, including its other named executive officers.

For all employees, including the Company’s executive officers, bonus awards are based entirely on the achievement of the corporate goals established by the Board, including business development, financial, clinical, regulatory, research, and manufacturing goals. Subject to the discretion of the Compensation Committee to determine the ultimate bonus payouts based on such performance, retention, and other factors as they deem appropriate, the payment of any bonus award is subject to achieving at least 70% of the weighted combination of the corporate goals overall, with actual payouts ranging from 70% to 125% of target based on the level of achievement of the corporate goals.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2023

VINCERX PHARMA, INC.

By:	/s/ Dr. Ahmed M. Hamdy
Name:	Dr. Ahmed M. Hamdy
Title:	Chief Executive Officer